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                                                                  EXHIBIT 10.04A


       SECOND AMENDMENT OF EMPLOYEE PERFORMANCE STOCK PURCHASE AGREEMENT
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        This Second Amendment of Employee Performance Stock Purchase Agreement
is made effective as of March 18, 1998, by and between CSG SYSTEMS INTERNATIONAL, INC., a Delaware corporation formerly known as CSG Holdings, Inc. (the "Company"), and GEORGE HADDIX (the "Employee").


                                    *  *  *


        WHEREAS, the Company and the Employee are parties to that certain Employee Performance Stock Purchase Agreement dated August 17, 1995, as amended by a First Amendment thereto dated as of October 19, 1995 (the "Performance Agreement"); and

        WHEREAS, the Company and the Employee desire to amend the Performance Agreement as more particularly set forth below;

        NOW, THEREFORE, the Company and the Employee agree as follows:

        1. Notwithstanding the provisions of Section 6(g) of the Performance Agreement, the Company agrees that, at any time after the date of this Second Amendment, the Employee may transfer the Unreleased Shares (as defined in the Performance Agreement) to a limited partnership of which the Employee is a general partner upon the conditions (i) that any Unreleased Shares so transferred shall remain subject to the Repurchase Option under Section 3 of the Performance Agreement until such Shares are released from the Repurchase Option pursuant to Section 4 of the Performance Agreement, (ii) that such partnership shall make no disposition of all or any portion of the Unreleased Shares transferred to it by the Employee except in compliance with Section 6(g) of the Performance Agreement (except that the provisions of Section 5 of the Performance Agreement shall not be applicable), (iii) that the certificates for any of the Unreleased Shares transferred to such partnership by the Employee (the "Certificates") shall contain the following legends:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, SUCH OFFER, SALE, OR TRANSFER IS IN COMPLIANCE WITH THE ACT.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE AND RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE EMPLOYEE PERFORMANCE STOCK PURCHASE AGREEMENT DATED AUGUST 17, 1995, BETWEEN THE ISSUER AND GEORGE HADDIX, AS AMENDED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHT OF REPURCHASE AND RESTRICTIONS ON TRANSFER ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED BY
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     THIS CERTIFICATE.;


(iv) that the Certificates shall remain subject to Joint Escrow Instructions between the Company and such partnership substantially similar to those dated August 17, 1995, between the Company and the Employee, (v) that the provisions of Sections 6(f), 6(g), 10(b), 10(c), 11,12,13,14,15, and 16 of the Performance
Agreement shall continue to be applicable to the Company and such partnership, and (vi) that such partnership shall execute and deliver to the Company such document as the Company reasonably may request to evidence the agreement of such partnership with the foregoing provisions of this Paragraph 1. No transfer of the Unreleased Shares shall be permitted by the Company pursuant to this Paragraph 1 until the condition set forth in the preceding clause (vi) has been satisfied.

     2. As hereby amended, the Performance Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment of Employee Performance Stock Purchase Agreement as of the date first set forth above.


                              CSG SYSTEMS INTERNATIONAL, INC., a Delaware corporation formerly known as CSG Holdings, Inc.

                              By: /s/ Neal C. Hansen
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                                  Neal C. Hansen, Chairman of the Board and
                                  Chief Executive Officer



                                  /s/ George F. Haddix
                                  ----------------------------------------------
                                  George Haddix